--------------------------------------------------------------------------------

                                                                    EXHIBIT 23.2

Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 27, 2000 relating to the financial statements which appear in ArQule's Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the references to us under the headings "Experts" and "Selected Consolidated Financial Data" in such Registration Statement

                                         /s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 27, 2000

--------------------------------------------------------------------------------